Certain Relationships and Related Transactions	12 Months Ended
Dec. 31, 2014
Disclosure Text Block
Certain Relationships and Related Transactions

NOTE 19 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The following persons are partners of Sidley Austin LLP, the principal law firm of U.S. Cellular and its subsidiaries: Walter C.D. Carlson, a director of U.S. Cellular, a director and non-executive Chairman of the Board of Directors of TDS and a trustee and beneficiary of a voting trust that controls TDS; William S. DeCarlo, the General Counsel of TDS and an Assistant Secretary of TDS and certain subsidiaries of TDS; and Stephen P. Fitzell, the General Counsel of U.S. Cellular and TDS Telecommunications Corporation and an Assistant Secretary of U.S. Cellular and certain other subsidiaries of TDS. Walter C.D. Carlson does not provide legal services to TDS, U.S. Cellular or their subsidiaries. U.S. Cellular and its subsidiaries incurred legal costs from Sidley Austin LLP of $10.7 million in 2014, $13.2 million in 2013 and $10.7 million in 2012.

In December 2014, U.S. Cellular entered into an agreement to sell 595 towers outside of its core markets to a third party for $159 million. The sale of certain of the towers was completed in December 2014, and the sale of the remaining towers was completed in January 2015. See Note 6 – Acquisitions, Divestitures and Exchanges in the Notes to the Consolidated Financial Statements. Of the 595 towers, six towers were acquired by U.S. Cellular from Airadigm for a total of $2.6 million. These six towers were included as part of the sale of towers by U.S. Cellular in order to avoid the need for two sets of transaction documents. The value of $2.6 million paid by U.S. Cellular to Airadigm for such six towers was determined using the same method of valuation that was used to value the towers owned by U.S. Cellular that were sold to the third party. The Audit Committee of the board of directors reviewed and evaluated this transaction between U.S. Cellular and Airadigm.

In December 2013, TDS initially proposed to have Airadigm Communications, Inc. (“Airadigm”) sell to U.S. Cellular the FCC spectrum licenses, towers and customers in certain Airadigm markets for $110 million in cash. Because TDS owns 100% of the common stock of Airadigm and approximately 84% of the common stock of U.S. Cellular, this proposal was a related party transaction. Accordingly, the U.S. Cellular Board of Directors formed a Special Committee comprised entirely of independent and disinterested directors with exclusive authority to consider, negotiate and, if appropriate, approve any such transaction with Airadigm without any further involvement of the full board. The U.S. Cellular Special Committee engaged independent financial advisors and legal counsel. The transaction was negotiated between representatives of TDS and Airadigm, on the one hand, and the Special Committee and its representatives, on the other hand. The U.S. Cellular Special Committee also received a fairness opinion from its independent financial advisor. Following these events, the Special Committee approved a License Purchase and Customer Recommendation Agreement between U.S. Cellular and Airadigm. Pursuant to the License Purchase and Customer Recommendation Agreement, on September 10, 2014, Airadigm transferred to U.S. Cellular Federal Communications Commission (“FCC”) spectrum licenses and certain tower assets in certain markets in Wisconsin, Iowa, Minnesota and Michigan, in consideration for $91.5 million in cash. See Note 6 – Acquisitions, Divestitures and Exchanges in the Notes to Consolidated Financial Statements.

The Audit Committee of the Board of Directors of U.S. Cellular is responsible for the review and evaluation of all related-party transactions as such term is defined by the rules of the New York Stock Exchange.